 Exhibit 10.1

University General Hospital, LP

Subscription Documents

December 7, 2010

PREPARED FOR: __________________________________

SUBSCRIPTION INSTRUCTIONS

The Subscription Booklet contains (i) the Prospective Investor Questionnaire, (ii) the Subscription Agreement, (iii) the Signature Page to the Subscription Agreement and Questionnaire, and (iv) the Signature Page to the Partnership Agreement as a Limited Partner.

Prospective Investor Questionnaire:

•	Please complete a separate questionnaire.

•
Professional corporations, professional associations, partnerships, associations, corporations, limited liability companies, trusts or other entities must also furnish recent financial statements, and must attach complete and unabridged appropriate authorizing instruments (e.g. corporate resolutions, articles of incorporation, articles of association, articles of organization, by-laws, regulations or partnership agreement).

Signature Page to Questionnaire and Subscription Agreement ("Subscription Signature Page"):

• Fill in the number of Units to be purchased and the purchase price.

•	Fill in Maximum Guarantee Share

•
Print or type your name(s) as Purchaser #1 and your spouse as Purchaser #2 if the Units are to be issued in the joint name of husband and wife, or are to be purchased from funds held in the joint name of husband and wife.

•	Complete the requested information, including residence addresses and tax identification numbers.

• You should sign as "Purchaser."

•	Signatures of both husband and wife are required if the Units are to be issued in the joint name of husband and wife, or are to be purchased from funds held in the joint name of husband and wife.

•	All parties must sign according to the signature requirements of the entity to which they are a part.

•	Execution of the Subscription Signature Page will confirm and evidence the execution by the Subscriber of the Subscription Agreement and Prospective Investor Questionnaire.

Limited Partner Signature Page:

• The signature page should be executed by you as indicated.

• If applicable, your spouse must sign the signature page as indicated.

•
Execution of this signature page will confirm and evidence your execution of the Partnership Agreement as a Limited Partner.  A copy of the final Partnership Agreement executed by all of the parties thereto will be sent to you after acceptance by the General Partner.

Delivery of Subscription Materials and Payment:

The documents contained in this Subscription Booklet (i.e., the Subscription Agreement, the Prospective Investor Questionnaire, the Subscription Signature Page and the Limited Partner Signature Page), together with cash or a check payable to "University General Hospital, LP" in the amount of the aggregate purchase price of the Units being purchased must be delivered to the Partnership.

IF YOU HAVE ANY QUESTIONS ABOUT THESE SUBSCRIPTION DOCUMENTS, PLEASE CONTACT KELLY RIEDEL (TELEPHONE: 713-375-7101).

PROSPECTIVE INVESTOR QUESTIONNAIRE
University General Hospital, LP

Gentlemen:

The information contained in this Prospective Investor Questionnaire (this "Questionnaire") is being furnished to you in order for you to determine whether University General Hospital, LP, a Texas limited partnership (the "Partnership"), may sell to you the undersigned (the "Subscriber") Units ("Units"), consisting of a $50,000 cash contribution under certain exemptions from registration under Section 4(2) of the Federal Securities Act of 1933, as amended (the "Securities Act"), and Regulation D thereunder, and under state securities laws in states where the Units may be offered.  The undersigned understands that (a) you will rely on the accuracy and completeness of the information contained herein for purposes of such determination, and (b) the Units will not be registered under the Securities Act or state securities law in reliance upon the foregoing exemptions from registration.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE SHALL BE TREATED CONFIDENTIALLY.  However, the Partnership understands that you may present this Questionnaire to such parties as you, in your discretion, deem necessary if called upon to establish that the proposed issuance of the Units is exempt from registration under the Securities Act or meets the requirements for exemption from registration of applicable state securities laws.

• INDIVIDUALS SHOULD COMPLETE SECTIONS I, II, III AND V.

•	ANY PARTNERSHIPS, ASSOCIATIONS, CORPORATIONS, LIMITED LIABILITY COMPANIES, TRUSTS OR OTHER ENTITIES SHOULD COMPLETE SECTIONS I, II, IV, AND V.

In accordance with the foregoing, the following representations and information are hereby made and provided:

I. GENERAL INFORMATION (to be completed by all subscribers)

Name of Investor(s):

Residence Address (if other than an individual, principal office address):

City:                                                        State:                                                        Zip Code:

Telephone: ( ) _________________                                                                           Facsimile: (____) __________________

Business Address:

City:                                                       State:                                            Zip Code:

Telephone: ( )

Place and Date of Birth (if other than an individual, place and year of organization or incorporation):

Social Security No.:

Taxpayer Identification No.:

Communications should be sent to (check one):

Business Address:                                                                  Residence Address:

II. CERTAIN CERTIFICATIONS - PLEASE INITIAL (to be completed by all subscribers)

1.
I am a citizen of the United States or a professional corporation, professional association, partnership, association, corporation, limited liability company, trust or other entity formed under the laws of the state of Texas, and except as described below, my Subscription for the Units will be solely for my own account and not for the account of any other person.

________
INITIAL

Exceptions:

2.
I have never filed or been involved in personal or corporate bankruptcy proceedings and there are no suits pending or judgments outstanding against me which, individually or in the aggregate, could impair my ability to fulfill my obligations under the Subscription Agreement.

________
INITIAL

3.	The Subscriber affirms that the Subscriber (check each category below which is applicable to the Subscriber):

( )	(A)	is licensed to practice medicine in Texas, or is a Texas professional corporation or professional association that is owned entirely by individuals who are licensed to practice medicine in Texas;

( )	(B)	is board certified or board eligible, or is a Texas professional corporation or professional association that is owned entirely by individuals who are board certified or board eligible;

(   )                      (C)           currently maintains medical malpractice or other insurance;

(   )                      (D)           is currently eligible to participate in the Medicare and Medicaid programs;

( )	(E)
within the last five (5) years has not been charged or convicted of a felony offense, or is a Texas professional corporation, professional association, partnership, association, corporation, limited liability company, trust or other entity that is owned entirely by individuals who, within the last five (5) years, have not been charged or convicted of a felony offense.

Exceptions:

_________
INITIAL

The Subscriber represents that the Subscriber is (check one)
[ ] an "Accredited Investor"1	[ ] not an "Accredited Investor"

4.	To be completed by "Accredited Investors" only: The Subscriber represents that the Subscriber is (check each category of "Accredited Investor" below, if any, which is applicable to the Subscriber):

( )	(A)	a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

( )	(B)
a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

( )	(C)
a professional corporation, professional association, partnership, association, corporation, limited liability company, trust or other entity, with total assets in excess of $5,000,000, and which was not formed for the specific purpose of acquiring the Units;

________
INITIAL

III. PROSPECTIVE INVESTOR INFORMATION (to be completed only by Individuals)

1.	EDUCATION BACKGROUND

School(s) and Degrees:

2.	BUSINESS AND EMPLOYMENT INFORMATION

Name of Employer or Business:

Nature of Business:

1	An accredited investor is an investor who meets any one or more of the criteria outlined in Question II(4).

Position and Duties:

Prior occupations during past five years:

3.	INVESTMENT INFORMATION

a.
I have personally invested in excess of $_____________ over the past five years, including investments during such period in excess of $______________ in investments not registered for sale to the public under applicable federal and state securities laws.

b.
I consider myself to be an experienced and sophisticated investor and I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Units offered by the Partnership:

[     ] Yes                                                                   [     ] No

c.	Set forth below are the types of private investments I have made in the past five years, with particular attention to investments in nonmarketable investment participations:

4.	CONFIDENTIAL FINANCIAL INFORMATION (to be completed by Individuals only)

a.	My personal net worth (including homes, home furnishings and personal automobiles, together with my spouse) is estimated to be in excess of (check one):

[    ] more than $1,000,000     [    ] less than $1,000,000

b.	My individual income for 2007 and 2008 (or joint income with my spouse in each of those years) and my anticipated income for 2009 are as set forth below (check one for each year):

2008	[ ] more than $200,000 or more than $300,000 jointly with my spouse
[    ] less than $200,000 and less than $300,000 jointly with my spouse

2009	[ ] more than $200,000 or more than $300,000 jointly with my spouse
[    ] less than $200,000 and less than $300,000 jointly with my spouse

2010	[ ] more than $200,000 or more than $300,000 jointly with my spouse (anticipated)
[    ] less than $200,000 and less than $300,000 jointly with my spouse  (anticipated)

5.	ADDITIONAL INFORMATION

a.           My Bank is:

Address:       Phone:

Officer familiar with my account:

b.	To your knowledge, will you have any family or business relationship with any other investor in the Offering?

[     ] Yes                                                      [     ] No

If yes, please describe:

c.           Do you have any family or pre-existing business relationship with the officers or directors of the Partnership or their affiliates?

[     ] Yes                                                      [     ] No

If yes, please describe:

IV.
PROSPECTIVE INVESTOR INFORMATION (to be completed by professional corporations, professional associations, partnerships, associations, corporations, limited liability companies, trusts or other entities only)

1.	The total assets of the entity are estimated to be (check one):

[   ] more than $5,000,000     [   ] less than $5,000,000

2.	Do you have any family or pre-existing business relationship with the officers or directors of the Partnership or their affiliates?

[     ] Yes                                                      [     ] No

If yes, please describe:

V. INFORMATION CONCERNING THE OFFERING (to be completed by all subscribers)

1.
Do you understand the full nature and risk of investment in the Units offered by the Partnership, and feel you (or the professional corporation, professional association, partnership, association, corporation, limited liability company, trust or other entity) can afford the complete loss of the investment:

[     ] Yes                                                                [     ] No

2.
Have you been afforded an opportunity to investigate the Partnership and review relevant factors and documents pertaining to the officers, directors and the Partnership and its business and to ask questions of a qualified representative of the Partnership regarding this investment and the properties, operations and methods of doing business of the Partnership.

[     ] Yes                                                                [     ] No

3.
Do you understand that there is no guarantee of any financial return on this investment and that you (or the professional corporation, professional association, partnership, association, corporation, limited liability company, trust or other entity) incur the risk of losing the entire investment?

[     ] Yes                                                                [     ] No

Do you understand that this investment is not liquid?

[     ] Yes                                                                [     ] No

4.
Are you aware of the Partnership's business affairs and financial condition, and have you acquired all such information about the Partnership as you deem necessary and appropriate to reach an informed and knowledgeable decision to acquire Units?

[     ] Yes                                                                [     ] No

The undersigned represents to you that (a) the information contained in the Questionnaire is complete and accurate on the date hereof and may be relied upon, and (b) the undersigned will notify you immediately of any material changes in any of such information occurring prior to the closing of the Offer and will promptly confirm any such change in writing.

The undersigned hereby certifies that he has read and understands the Subscription Agreement, and the undersigned's representations and warranties therein are accurate on the date hereof.

SIGNATURE: THE SIGNATURE PAGE TO THIS PROSPECTIVE INVESTOR QUESTIONNAIRE IS CONTAINED AS PART OF THE SUBSCRIPTION BOOKLET AND ENTITLED "SIGNATURE PAGE."

SUBSCRIPTION AGREEMENT

University General Hospital, LP

Gentlemen:

This subscription agreement ("Subscription Agreement") sets forth the terms pursuant to which the undersigned ("Subscriber") has agreed to acquire the number of limited partner units (the "Units") of University General Hospital, LP, a Texas limited partnership (the "Partnership") set forth on the signature page hereof, with each such Unit consisting of a $50,000 cash contribution. Each Unit offered and sold hereunder represents approximately a 0.25% ownership interest in the Partnership as a limited partner. It is expressly agreed hereby that as a condition to the issuance of the Units, Subscriber is also executing a counterpart of the Partnership's Amended and Restated Partnership Agreement (the "Partnership Agreement"), pursuant to which Subscriber will be admitted as a limited partner of the Partnership. Capitalized terms not otherwise defined herein have the meanings given to them in the Partnership Agreement.

1. Introduction.  The undersigned has been offered the Units in a "private offering" under the Securities Act of 1933, as amended ("Securities Act"), and particularly Section 4(2) thereunder, as implemented by Rule 506 of the Securities and Exchange Commission (such rules are collectively referred to as "Regulation D").  It is expressly agreed hereby that each subscriber to the Offering must enter into this Subscription Agreement and the Partnership Agreement as a condition to the issuance of the Units.

2. Subscription.  Subject to the terms and conditions of this Subscription Agreement, the undersigned hereby subscribes for the amount of Units specified on the signature page hereof (the "Subscription").  Simultaneously with the execution of this Subscription Agreement, the undersigned is submitting a completed Prospective Investor Questionnaire and a completed and signed Signature Page to the Partnership Agreement as a Limited Partner (the Subscription Agreement, the Prospective Investor Questionnaire, and the Limited Partner Signature Page, collectively, the "Subscription Documents"), together with cash or a check payable to "University General Hospital, LP" in the amount of the aggregate purchase price of the Units. If this Subscription is not accepted or the Offering is terminated by the General Partner for any reason, all Subscription Documents will be returned to the Subscriber, along with the purchase price paid by such Subscriber, without interest.

3. Acceptance of Subscription.  The undersigned acknowledges and agrees that the General Partner has the right to accept or reject this Subscription, and that this Subscription shall be deemed to be accepted on behalf of the Partnership only when the Units are issued in the name of the undersigned.

4. Representations, Warranties and Covenants of the Undersigned.  The undersigned hereby represents and warrants to and covenants with the Partnership, its agents and employees, as follows:

(a) The undersigned is an "Accredited Investor," as defined in Regulation D, and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of purchasing the Units.

(b) The undersigned understands that the information in the Subscription Documents is being furnished to determine whether the General Partner may issue the Units to the undersigned pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder, and the requirements of the securities laws of certain states. The undersigned understands that (i) the information contained herein will be relied upon for purposes of such determination and (ii) the Units will not be registered under the Securities Act in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act and Regulation D.  The undersigned represents and warrants that:

(i)           The information contained in the Subscription Documents is complete and accurate as of the date hereof and may be relied upon by the Partnership.

(ii)           The undersigned will notify the Partnership immediately of any material change in any information contained in the Subscription Documents occurring prior to the closing of the issuance of the Units.

(c) The undersigned has adequate means of providing for his current needs and possible personal contingencies, and he has no need, and anticipates no need in the foreseeable future, to sell or transfer the Units for which he hereby subscribes.  In deciding to invest in the Units, the undersigned has carefully evaluated his financial resources and investment position and the risks associated with an investment in the Units and is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, he is able to hold the Units for an indefinite period of time and has a sufficient net worth to sustain a loss of his entire investment in the Units in the event such loss should occur.

(d) The undersigned has made other investments of a similar nature and, by reason of his knowledge and experience in financial and business matters or the knowledge and experience of those persons he has retained to advise him with respect to his investment in the Units, he has the capacity to protect his own interest in investments of this nature and is capable of evaluating the merits and risks of such an investment.

(e) The undersigned confirms that all documents, records, and books pertaining to this proposed investment in the Units have been made available to him.

(f) The General Partner has made available to the undersigned such financial and other information concerning the Partnership and the Units as the undersigned has deemed necessary in connection with its decision to purchase the Units and the opportunity to ask questions of and obtain additional information from the General Partner, or any person or persons acting on behalf of the Partnership, concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the undersigned and are sufficient for the undersigned to evaluate the merits and risks of the investment.

(g) The Units for which the undersigned hereby subscribes will be acquired for his own account for investment and not with the view toward resale or redistribution in a manner which would require registration under the Securities Act.

(h) The undersigned represents that it has been called to his attention by those individuals with whom he has dealt in connection with his investment in the Units, that his investment in the Units involves a high degree of risk which may result in the loss of the total amount of his investment.

(i) The undersigned has received no representations or warranties from the Partnership, or its affiliates, or employees or agents, and, in making his investment decisions, he is relying solely on the investigations made by him.

(j) The undersigned is now a bona fide resident of the state set forth on the signature page hereto and in the Prospective Investor Questionnaire, and the address and social security or federal tax identification number set forth therein are his true and correct residence and social security or federal tax identification number.  The undersigned has no present intention of becoming a resident of any other state or jurisdiction.  If the undersigned is a corporation, partnership, trust or other form of business organization, it represents and warrants that its principal place of business is within such state, that it was formed under the laws of such state or as otherwise indicated on the signature page and that it was not organized for the purpose of acquiring the Units.

(k) The undersigned acknowledges that the Units have not been registered under the Securities Act or under applicable state securities laws and may not be offered or sold except as provided in Section 14 herein.

(l) The undersigned understands that neither the Securities and Exchange Commission (the "Commission") nor the securities administrator of any state has made any finding or determination relating to the fairness of the Offering and that neither the Commission nor the securities administrator of any state has or will recommend or endorse any offering of securities.

(m) The undersigned is not acquiring the Units for, or on behalf of, and shall not sell or otherwise transfer such Units to, any pension or welfare plan (as defined in Section 3 of the Employee Retiree Income Security Act of 1974 ("ERISA")), except to the extent that an investment in the Units is a permitted investment for such pension or welfare plan under ERISA and the terms of such plan, in light of other investments and commitments of such plan at the time of the proposed investment in the Units.

(n) The undersigned agrees that the General Partner may disclose such information regarding the undersigned and its investment in the Units as may be contained in the books and records of the Partnership as determined by the General Partner in the General Partner's sole discretion.

(o) The undersigned acknowledges that the General Partner and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, and agreements.  If the undersigned is acquiring the Units as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations, and agreements on behalf of each account.

(p) The undersigned further represents and warrants that the representations and warranties set forth herein shall remain true and accurate from the time that the undersigned executes this Subscription Agreement until the issuance of the Units to the undersigned and that he will neither take any action nor permit any action to be taken during such period which would cause such representations and warranties to be no longer true; and that in the event any representation or warranty set forth herein shall be untrue during such period, the undersigned immediately shall deliver to the Partnership a written statement to that effect and such other information, statements, and grants of power of attorney as may be requested by the General Partner for the purpose of causing such representation and warranty to be true.

5. Indemnification.  The undersigned acknowledges that he understands the meaning and legal consequences of the representations, warranties and covenants in this Subscription Agreement and that the Partnership has relied upon such representations, warranties and covenants, and the undersigned hereby agrees to indemnify and hold harmless the Partnership and its respective officers, managers, controlling persons, agents and employees from and against any and all loss, damage or liability due to or arising out of a breach of any such representation, warranty or covenant. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to the undersigned under federal or state securities laws.  All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in this Section  shall survive the acceptance of this Subscription and the issuance of the Units to the undersigned.

6. Tax Effects.  The undersigned acknowledges and understands that any tax effects resulting from an investment in the Partnership are not susceptible to absolute prediction and that rulings of the Internal Revenue Service, court decisions or any legislative changes may have an adverse affect thereon; and, further, that the Partnership has made no assurances regarding any tax consequences that may inure to the benefit of the undersigned.

7. Partnership Repurchase Rights.  The undersigned acknowledges and agrees that the Partnership has the right and option, exercisable at any time and from time to time in the sole discretion of the General Partner, to purchase the undersigned's Unit(s) at a value determined in accordance with the terms of the Partnership Agreement.

8. Limitations on Certain Business Activities of Investors. The undersigned understands that the Partnership will not accept this Subscription without the assurance that the undersigned will not engage in the activities prohibited under this section, and in order to induce the Partnership to accept this Subscription, the undersigned agrees to restrict its actions as provided in this section.  The undersigned acknowledges and agrees that

9. such restrictions are reasonable in light of the business of the Partnership and the direct and substantial benefits to the Partnership of the completion of the Offering in accordance with the terms hereof. Accordingly, the undersigned agrees that during the period extending from the date of the Closing until the dissolution and final liquidation of the Partnership pursuant to the Partnership Agreement, the undersigned will neither engage in the business of developing, equipping, staffing, managing, owning or operating a physician-owned general acute care hospital (the "Restricted Business") anywhere in the geographic area encompassed by a circle having a radius of 15 miles from the front entrance of the Hospital (the "Restricted Territory") nor, directly or indirectly through any affiliated Person:

(a) have any ownership interest in (whether as proprietor, partner, shareholder, member or otherwise),

(b) act as agent, broker, or distributor for or adviser, consultant, lender or guarantor to, or

(c) in any way assist (whether by solicitation of physicians or investors or otherwise)

any Person, firm, corporation or business entity which is engaged, or which the undersigned reasonably knows is undertaking to become engaged, in the Restricted Business within the Restricted Territory other than the Partnership; provided, however, that the Investor may own up to one percent (1%) of the outstanding equity securities registered under Section 12 of the Securities Exchange Act of 1934 of any corporation or business entity engaged in the Restricted Business in the Restricted Territory; provided, further, that nothing in this Subscription Agreement or the Partnership Agreement shall prohibit or otherwise restrict the undersigned from working as a member of the medical staff of any hospital facility or otherwise engage in any other activities incident to the undersigned's practice of medicine under license with the Texas State Board of Medical Examiners. The undersigned agrees that the remedy at law for any breach by the Subscriber of this Section will be inadequate and that the Partnership shall also be entitled to injunctive relief.

10. Severability.  If, in any judicial proceeding, a court shall refuse to enforce any covenant (or any part thereof) deemed included herein, then such unenforceable covenant (or such part) shall be deemed eliminated from this Subscription Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced.

11. General Partner as Attorney-in-Fact.  To facilitate the admission of the undersigned as a limited partner and to facilitate the functioning of the Partnership, the undersigned hereby irrevocably appoints the General Partner and the successors and assigns of the General Partner as his true and lawful attorney-in-fact, with full power to act and with full power of substitution and revocation, in his name, place and stead, to make, execute, consent to, swear to, acknowledge, deliver, record and file the following:

(a) The Partnership Agreement and any other instruments such person may deem necessary for the purpose of admitting the undersigned as a limited partner in the Partnership, with such modifications therein or amendments thereto as such person shall deem necessary, except that no such modification or amendment shall decrease the undersigned's rights or benefits or increase the undersigned's liabilities or obligations beyond those expressly set forth in the Partnership Agreement or shall in any other manner substantially alter the relationships of the parties as set forth in the Partnership Agreement, unless such amendment is made in accordance with the terms of the Partnership Agreement;

(b) Any amended or restated documents required under the laws of any jurisdiction where the Partnership is or shall be organized or may be doing business to give effect to the provisions of the Partnership as a limited partnership;

(c) All other instruments which may be required or permitted to be filed by the Partnership under the laws of any state or agency of the United States and which are not inconsistent with the Partnership Agreement; and

(d) All certificates and other instruments deemed advisable by the General Partner to enable the Partnership to continue as a limited partnership in the State of Texas, and the undersigned agrees to execute and acknowledge such documents whenever so requested by the General Partner.

The foregoing grant of authority is given in consideration of the admission of the undersigned to the Partnership as a limited partner and is a special power of attorney coupled with an interest, is irrevocable and shall survive the death, disability or legal incapacity of the undersigned and the transfer (including a sale, assignment, gift or any other disposition) of his Unit(s) or any part thereof.  The undersigned hereby gives and grants to his attorney full power and authority to do and perform every act and thing whatsoever requisite, necessary or appropriate to be done in connection with this power of attorney as fully to all intents and purposes as he might or could do if personally present, hereby ratifying all that his attorney shall lawfully do or cause to be done by virtue of this power of attorney.

12. Admission as a Limited Partner.  Upon the acceptance of this subscription by the General Partner, the undersigned shall become a party to the Partnership Agreement and shall be bound by all of the terms, covenants, agreements and conditions thereof applicable to Limited Partners.

13. Termination of Subscription Agreement.  The undersigned hereby acknowledges and agrees that, except as expressly set forth herein, the undersigned is not entitled to cancel, terminate, assign or revoke this Subscription Agreement; provided, however, that if the General Partner shall have rejected this subscription in whole, this Subscription Agreement shall automatically be cancelled, terminated and revoked.

14. Limitations on Transfer of Units.  The undersigned acknowledges that he is aware that there are substantial restrictions on the transferability of the Units.  The undersigned agrees that the Units shall not be sold unless (a) such sale is pursuant to an effective registration statement under the Securities Act and all relevant state securities laws or (b) the Partnership shall have been advised by its counsel that such registration is not required and that such sale is exempt from registration under the Securities Act and any applicable state securities laws.  The undersigned further acknowledges that the Partnership is under no obligation to aid him in obtaining any exemption from the registration requirements.  The undersigned also acknowledges that he shall be responsible for compliance with all conditions on transfer imposed by any securities administrator of any state and for any expenses incurred by the Partnership for legal or accounting services in connection with reviewing such a proposed transfer and issuing opinions in connection therewith, and agrees that he will give appropriate notice of these restrictions to each person to whom he transfers such Units.

15. Compliance with Securities Laws.  The undersigned understands and agrees that the following restrictions and limitations are applicable to his purchase and his resales, pledges, hypothecations or other transfers of the Units pursuant to the Securities Act, as amended:

(a) The undersigned agrees that the Units shall not be sold, pledged, hypothecated or otherwise transferred unless registered under the Securities Act and applicable state securities laws or exempted therefrom.

(b) A Legend in substantially the following form has been or will be placed on the Partnership Agreement in respect of the Units:

THE LIMITED PARTNERSHIP INTERESTS CREATED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. EXCEPT AS SPECIFICALLY OTHERWISE PROVIDED IN THIS AGREEMENT, THE INTERESTS MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL THAT SUCH TRANSFER MAY BE LEGALLY EFFECTED WITHOUT SUCH REGISTRATION. ADDITIONAL RESTRICTIONS ON TRANSFER AND SALE ARE SET FORTH IN THIS AGREEMENT.

THE LIMITED PARTNERSHIP INTERESTS REPRESENTED BY THIS AGREEMENT ARE SUBJECT TO FURTHER RESTRICTIONS AS TO THEIR SALE, TRANSFER, HYPOTHECATION, OR ASSIGNMENT AS SET FORTH IN THIS AGREEMENT AND AGREED TO BY EACH PARTNER, INCLUDING BUT NOT LIMITED TO THOSE CERTAIN PURCHASE AND SALE OBLIGATIONS CONTAINED IN ARTICLE 11 AND ARTICLE 12.  THE  SAID RESTRICTIONS ALSO PROVIDE, AMONG OTHER THINGS, THAT NO LIMITED PARTNERSHIP INTEREST MAY BE TRANSFERRED WITHOUT FIRST OBTAINING THE CONSENT OF THE GENERAL PARTNER, AND THAT NO VENDEE, TRANSFEREE, ASSIGNEE, OR ENDORSEE OF A LIMITED PARTNER SHALL HAVE THE RIGHT TO BECOME A SUBSTITUTED LIMITED PARTNER WITHOUT FIRST OBTAINING THE CONSENT OF THE GENERAL PARTNER. THE PARTNERSHIP WILL FURNISH TO ANY PARTNER WITHOUT CHARGE A COPY OF THE LIMITED PARTNERSHIP AGREEMENT UPON WRITTEN REQUEST TO THE PARTNERSHIP AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

(c) The legend described in subparagraph (a) above will apply to any new Units issued upon presentment by the undersigned of any Units for transfer.

16. Arbitration.

(a) Generally.  Any controversy which touches or concerns this Subscription Agreement to any degree, however slight, whether it be between the undersigned and the Partnership or any of its partners, officers, directors, shareholders, employees, agents, benefit plans, or affiliates, shall be resolved exclusively by binding arbitration administered by the American Arbitration Association.  Any arbitration shall take place in Houston, Texas, or as otherwise agreed by the parties or determined by the arbitrator; provided, however, that this Section shall not preclude either party from seeking temporary injunctive relief from a court of competent jurisdiction.

(b) Relief.  In any such controversy, the arbitrator may grant any relief, legal or equitable, interim or final, which could be granted by a court of competent jurisdiction, provided that any award for monetary damages shall be limited to actual damages, and shall not include any exemplary or punitive damages.  Further, the parties shall have the right to enforce this Subscription Agreement and to recover their respective costs and attorney fees incurred in enforcement, including any confirmation, modification, or vacatur proceeding or appeal from such proceeding.

(c) Coverage.  The Partnership and the undersigned expressly agree and understand that such arbitration proceedings are mandatory, final and binding.

(d) Authority.  This Section is governed by the Federal Arbitration Act.

17. Miscellaneous.

(a) For purposes of this Subscription Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when sent by facsimile transmission (upon confirmation of receipt electronically) or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Partnership:

University General Hospital, LP
Attention:  Chief Executive Officer
7501 Fannin Street
Houston, Texas 77054
Facsimile No.  (713) 375-7105

If to undersigned, at the address identified on the signature page hereof, or to such other address as either party may furnish to the other in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

(b) The substantive laws of the State of Texas, excluding any law, rule or principle which might refer to the substantive law of another jurisdiction, will govern the interpretation, validity and effect of this Subscription Agreement without regard to the place of execution or the place for performance thereof.  This Subscription Agreement is to be negotiated, executed and performed in Harris County, Texas, and, as such, the Partnership and the undersigned agrees that personal jurisdiction and venue shall be proper with the state or federal courts situated in Harris County, Texas, to hear such disputes arising under this Subscription Agreement.

(c) No failure by either party hereto at any time to give notice of any breach by the other party of, or to require compliance with, any condition or provision of this Subscription Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

(d) If a court of competent jurisdiction determines that any provision of this Subscription Agreement, including any appendices attached hereto, is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Subscription Agreement, and all other provisions shall remain in full force and effect.  Further, such provisions shall be reformed and construed to the extent permitted by law so that it may be valid, legal and enforceable to the maximum extent possible.

(e) This Subscription Agreement shall inure to the benefit of the permitted successors and assigns of the Partnership and be binding upon the undersigned and his heirs, executors, administrators and successors.

18. SIGNATURE.  THE SIGNATURE PAGE TO THIS SUBSCRIPTION AGREEMENT IS CONTAINED AS PART OF THE SUBSCRIPTION BOOKLET AND ENTITLED "SIGNATURE PAGE."

SIGNATURE PAGE

University General Hospital, LP

Execution of this Signature Page constitutes execution of (a) the Subscription Agreement and (b) the Prospective Investor Questionnaire (the "Questionnaire").  The undersigned hereby certifies that he has read and understands the Subscription Agreement, the undersigned's representations and warranties therein are accurate on the date hereof, and the information contained in the Questionnaire is complete and accurate on the date hereof.  The undersigned will notify the Partnership immediately of any inaccuracy in his representations or warranties in the Subscription Agreement and any material change in any of the information provided by him in the Questionnaire which occurs prior to the closing of the Offering and will promptly confirm any such change in writing.

________________________	X $50,000	= $____________
Aggregate Number of Units To Be Purchase	Price Per Unit	Purchase Price

___________________________________	__________________________________________
Purchaser #1 Name (Please Print)	Purchaser #2 Name (Please Print)

Residence Address (City, State and Zip Code):	Residence Address (City, State and Zip Code):

____________________________________                                                                                     __________________________________________

____________________________________                                                                                     __________________________________________

__________________________	__________________________
Social Security/Tax I.D. Number	Social Security/Tax I.D. Number

__________________________	__________________________
Telephone Number	Telephone Number

_____________________________/______	__________________________/_______________
Purchaser #1 SIGNATURE / DATE	Purchaser #2 SIGNATURE / DATE

(1)
If a professional corporation, professional association, partnership, association, corporation, limited liability company, trust or other entity, an authorized representative on behalf of such entity must sign on the signature line above. Please print the name of organization and the state of formation above the signature and print the name and title of such person below the signature line.

(2)	Second signature required for any joint investment.

TYPE OF OWNERSHIP (Check One):

(   )           INDIVIDUAL OWNERSHIP (one signature required)

( )	TENANTS IN COMMON (both or all parties must sign)

(   )           COMMUNITY PROPERTY

One signature (required if the Units are to be held in the name of one spouse and are to be purchased with funds under the sole management and control of that spouse)

Two Signatures (required if the Units are to be issued in the joint name of husband and wife or are to be purchased with funds held in the joint name of husband and wife)

( )
JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (both or all parties must sign, which signatures shall acknowledge and represent their agreement to acquire the Units as joint tenants with right of survivorship)

( )	PROFESSIONAL CORPORATION OR OTHER CORPORATION (please include copies of the corporation's articles of incorporation, bylaws and authorizing resolutions)

( )	PROFESSIONAL ASSOCIATION OR OTHER ASSOCIATION (please include copies of the entity's articles of association, bylaws and authorized resolutions)

( )	PARTNERSHIP (include copy of Partnership Agreement with authorizing signature)

( )	LIMITED LIABILITY COMPANY (please include copies of the articles of organization, Regulations and authorizing resolutions)

( )
TRUST, AGENT OR OTHER PERSON ACTING IN A REPRESENTATIVE CAPACITY (list the name of the person or entity who will be the record holder and provide (i) copy of trust Agreement, power of attorney or other instrument granting the power and authority to subscribe, or (ii) an opinion of counsel as to such power and authority)

AGREED AND ACCEPTED:

University General Hospital, LP

By:           University Hospital Systems LLP,
its general partner

By:                                                                Date:__________________________
Name:
Title: